UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 29, 2016

Akari Therapeutics, Plc

(Exact name of registrant as specified in its charter)

England and Wales	001-36288	98-1034922
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 West 40th Street, 8th Floor

New York, NY 10018

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:   (646) 350-0702

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)            Following Akari Therapeutics, Plc’s (the “Company”) annual general meeting of shareholders (the “Annual Meeting”) and effective immediately, Allan Shaw, formerly a Class A director of the Board of Directors of the Company (the “Board”), is no longer serving as a member of the Board as his term as a Class A director has expired and he was not nominated for re-election by the Board for the Annual Meeting.

Following the Annual Meeting, (i) the Compensation Committee of the Board is comprised of James Hill, M.D. (Chair), Stuart Ungar, M.D. and Mark Cohen, (ii) the Nominating and Governance Committee of the Board is comprised of Mark Cohen (Chair), Dr. Hill and Dr. Ungar, and (iii) the Audit Committee of the Board is comprised of Donald Williams (Chair), Dr. Hill and David Byrne.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)           The Annual Meeting of the Company was held on June 29, 2016. Of the 1,177,693,383 ordinary shares of the Company issued and outstanding and eligible to vote as of the record date of June 27, 2016, a quorum of 979,608,663, or 83.18% of the eligible ordinary shares, was present in person or represented by proxy.

(b)           The following actions were taken at the Annual Meeting:

1.	The U.K. audited statutory accounts, comprising the annual report and the accounts of the Company, were received, based on the following votes:

Votes For	Votes Against	Votes Abstain
979,409,063	155,000	44,600

2.	The following nominees were elected to serve on the Board for their respective terms until their successors are elected and qualified, unless they resign or their seats become vacant due to death, removal, or other cause in accordance with the Articles of Association of the Company, based on the following votes:

Nominee	Votes For	Votes Against	Votes Abstain
Stuart Ungar, M.D. as a Class A director	979,101,563	477,100	30,000
James Hill, M.D. as a Class A director	979,101,563	477,100	30,000
David Byrne as a Class A director	979,400,163	176,500	32,000
Donald Williams as a Class A director	979,400,163	176,500	32,000

3.	The appointment of BDO USA, LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 was approved, based on the following votes:

Votes For	Votes Against	Votes Abstain
979,558,207	40,000	10,456

Item 8.01	Other Events.

Effective June 1, 2016, the Board of the Company, at the recommendation of the Company’s Compensation Committee, approved the Company’s new non-employee director compensation policy.

Under the Company’s amended and restated non-employee director compensation policy (the “Policy”), which became effective on June 1, 2016, the Company’s non-employee directors will be compensated for service on the Board as follows:

•	an annual retainer for service on the Board of $36,000;

•	an annual retainer for service as a member of the audit committee, compensation committee, nominating and governance committee and the research and development committee of $5,000;

•	for the chairman and vice chairman of the Board; and each of the chairpersons of the compensation committee, nominating and governance committee and the research and development committee, an annual retainer of $10,000;

•	for the chairperson of the audit committee, an annual retainer of $15,000;

•	for service on the Board, an annual grant of a stock option to purchase 1,300,000 ordinary shares, at an exercise price equal to the fair market value of the Company’s ordinary shares on the date of grant, which option shall vest in full on the date of the Company’s next annual general meeting subject to the non-employee director’s continued service on the Board, unless otherwise specified by the Board or the compensation committee at the time of grant;

•	for each new non-employee director that is appointed to the Board, an initial grant of a stock option to purchase:

o	if the non-employee director is first elected at the Company’s annual general meeting or appointed in advance of the annual general meeting to stand for election at the annual general meeting, 1,300,000 ordinary shares, at an exercise price equal to the fair market value of the Company’s ordinary shares on the date of grant, which option shall vest ratably in three equal installments on the date of the first annual general meeting following the date of the grant, and with the second and third installments vesting respectively, on the dates of the second and third annual general meetings following the date of the grant, subject to the non-employee director’s continued service on the Board unless otherwise specified by the Board or the compensation committee at the time of grant; or

o	if the non-employee director is first appointed in advance of the next annual general meeting and will not stand for election at the annual general meeting, a number of shares (and vesting schedule) determined by the Compensation Committee, taking into account the term of the appointment.

Each of these options shall be granted under the Company’s 2014 Equity Incentive Plan, terminate ten years after the grant date and become fully vested immediately prior to a change of control. The policy also provides that directors may elect, in lieu of annual cash payments, to receive, in part or in full, fully-vested ordinary shares equal to the dollar-value of the non-cash portion of their annual compensation, calculated in accordance with FASB Accounting Standards Codification ASC 718, “Share-Based Payment” on the payment date.

A summary of the Company’s amended and restated non-employee director compensation policy is filed herewith as Exhibit 10.1, and is incorporated by reference into this Item 8.01.

In conjunction with the implementation of the Policy, the Company’s Board approved the grant of options to purchase (i) 1,300,000 ordinary shares to Donald Williams on June 29, 2016, at an exercise price equal to the fair market value of the Company’s ordinary shares on the date of grant, which option shall vest ratably over three years in three equal installments on the dates of the Company’s 2017, 2018 and 2019 annual general meeting, subject to the non-employee director’s continued service on the Board on such date and (ii) 1,300,000 ordinary shares to each of Mark Cohen, James Hill, M.D., Stuart Ungar, M.D., David Byrne and David Williams on June 29, 2016, at an exercise price equal to the fair market value of the Company’s ordinary shares on the date of grant, which option shall vest in full on the date of the Company’s 2017 annual general meeting, subject to the non-employee director’s continued service on the Board on such date.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Amended and Restated Non-Employee Director Compensation Policy.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKARI THERAPEUTICS, PLC

Date: June 30, 2016	/s/ Gur Roshwalb
Gur Roshwalb
Chief Executive Officer